Exhibit 10.10

This Environmental Indemnity Agreement (this “Agreement”) is made as of March 16, 2015.

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "**Agreement**") is made as of March __, 2015, by **IREIT JACKSONVILLE RICHLANDS, L.L.C.**, a Delaware limited liability company ("**Borrower**") and **INLAND REAL ESTATE INCOME TRUST, INC.**, a Maryland corporation ("**Inland**"; Borrower and Inland hereinafter referred to, individually and collectively, as the context may require, as "**Indemnitor**"), each having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523, in favor of **WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5**, having an address at c/o Midland Loan Services, 10851 Mastin, Suite 700, Overland Park, Kansas 66210 (together with its successors and assigns, "**Indemnitee**") and the other Indemnified Parties (defined below).

RECITALS:

A. Borrower is the owner of the Property (as defined in the Loan Agreement (defined below)).

B. Indemnitee is the holder and owner of a loan in the original principal amount of FOUR MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($4,650,000.00) (the "**Loan**") made by JPMorgan Chase Bank, National Association, a banking association chartered under the laws of the United States of America ("**Original Lender**") to KRG Jacksonville Richlands LLC, f/k/a/ Inland Diversified Jacksonville Richlands, L.L.C., a Delaware limited liability company ("**Original Borrower**") evidenced by that certain Promissory Note dated June 13, 2011 (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof, the "**Note**") and pursuant to a Loan Agreement dated June 13, 2011 between Original Borrower and Original Lender, as amended by that certain Consent Agreement dated July 1, 2014 ("**Consent Agreement**") between Original Borrower, Indemnitee and others (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "**Loan Agreement**").

C. The Loan is secured by, among other things, that certain Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated June 13, 2011 given by Original Borrower to Original Lender and encumbering the property as described therein ("**Property**") (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "**Mortgage**"). The Loan Agreement, Mortgage, Note, Consent Agreement, and Assumption Documents (defined below) together with all other documents, agreements, certificates and instruments evidencing, securing, governing or otherwise pertaining or related to the Loan or the Assumption are hereinafter collectively referred to as the "**Loan Documents**". Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

D. Borrower desires to acquire Original Borrower's interest in the Property and to assume all obligations with respect to the Loan, and to appoint a new property manager

(collectively, the "**Assumption**") pursuant to, and subject to the terms of certain consent documents, including but not limited to, that certain Consent and Assumption Agreement with Release dated the date hereof by and among Borrower, Inland, Original Borrower, Indemnitee and others (the "**Assumption Agreement**"), and certain other documents, instruments and agreements (together with the Assumption Agreement, the "**Assumption Documents**"), to be executed concurrently herewith.

E. Indemnitee is unwilling to consent to the Assumption unless Indemnitor agrees to provide the indemnification, representations, warranties, covenants and other matters described in this Agreement for the benefit of the Indemnified Parties.

F. Indemnitor is entering into this Agreement to induce Indemnitee to consent to the Assumption.

AGREEMENT:

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby agrees for the benefit of the Indemnified Parties as follows:

1. **Indemnification. INDEMNITOR COVENANTS AND AGREES, AT ITS SOLE COST AND EXPENSE, TO PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD THE INDEMNIFIED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL LOSSES (DEFINED BELOW) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY ONE OR MORE OF THE FOLLOWING: (A) ANY PRESENCE OF ANY HAZARDOUS SUBSTANCES IN, ON, ABOVE, OR UNDER THE PROPERTY; (B) ANY PAST, PRESENT OR THREATENED RELEASE OF HAZARDOUS SUBSTANCES IN, ON, ABOVE, UNDER OR FROM THE PROPERTY; (C) ANY ACTIVITY BY INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY IN CONNECTION WITH ANY ACTUAL, PROPOSED OR THREATENED USE, TREATMENT, STORAGE, HOLDING, EXISTENCE, DISPOSITION OR OTHER RELEASE, GENERATION, PRODUCTION, MANUFACTURING, PROCESSING, REFINING, CONTROL, MANAGEMENT, ABATEMENT, REMOVAL, HANDLING, TRANSFER OR TRANSPORTATION TO OR FROM THE PROPERTY OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED IN, UNDER, ON OR ABOVE THE PROPERTY; (D) ANY ACTIVITY BY INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY IN CONNECTION WITH ANY ACTUAL OR PROPOSED REMEDIATION OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED IN, UNDER, ON OR ABOVE THE PROPERTY, WHETHER OR NOT SUCH REMEDIATION IS VOLUNTARY OR PURSUANT TO COURT OR ADMINISTRATIVE ORDER, INCLUDING BUT NOT LIMITED TO ANY REMOVAL, REMEDIAL OR CORRECTIVE ACTION; (E) ANY PAST, PRESENT OR THREATENED NON-COMPLIANCE OR VIOLATIONS OF ANY ENVIRONMENTAL LAW (OR PERMITS ISSUED PURSUANT TO ANY**

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ENVIRONMENTAL LAW) IN CONNECTION WITH THE PROPERTY OR OPERATIONS THEREON, INCLUDING BUT NOT LIMITED TO ANY FAILURE BY INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY TO COMPLY WITH ANY ORDER OF ANY GOVERNMENTAL AUTHORITY IN CONNECTION WITH ANY ENVIRONMENTAL LAW; (F) THE IMPOSITION, RECORDING OR FILING OR THE THREATENED IMPOSITION, RECORDING OR FILING OF ANY ENVIRONMENTAL LIEN ENCUMBERING THE PROPERTY; (G) ANY ADMINISTRATIVE PROCESSES OR PROCEEDINGS OR JUDICIAL PROCEEDINGS IN ANY WAY CONNECTED WITH ANY MATTER ADDRESSED IN THIS AGREEMENT; (H) ANY PAST, PRESENT OR THREATENED INJURY TO, DESTRUCTION OF OR LOSS OF NATURAL RESOURCES IN ANY WAY CONNECTED WITH THE PROPERTY, INCLUDING BUT NOT LIMITED TO COSTS TO INVESTIGATE AND ASSESS SUCH INJURY, DESTRUCTION OR LOSS; (I) ANY ACTS OF INDEMNITOR, ANY PERSON AFFILIATED WITH INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY IN ARRANGING FOR DISPOSAL OR TREATMENT, OR ARRANGING WITH A TRANSPORTER FOR TRANSPORT FOR DISPOSAL OR TREATMENT, OF HAZARDOUS SUBSTANCES AT ANY FACILITY OR INCINERATION VESSEL CONTAINING SUCH OR SIMILAR HAZARDOUS SUBSTANCES; (J) ANY ACTS OF INDEMNITOR, ANY PERSON AFFILIATED WITH ANY INDEMNITOR, AND ANY TENANT OR OTHER USER OF THE PROPERTY IN ACCEPTING ANY HAZARDOUS SUBSTANCES FOR TRANSPORT TO DISPOSAL OR TREATMENT FACILITIES, INCINERATION VESSELS OR SITES FROM WHICH THERE IS A RELEASE, OR A THREATENED RELEASE OF ANY HAZARDOUS SUBSTANCE WHICH CAUSES THE INCURRENCE OF COSTS FOR REMEDIATION; (K) ANY PERSONAL INJURY, WRONGFUL DEATH, OR PROPERTY OR OTHER DAMAGE ARISING UNDER ANY STATUTORY OR COMMON LAW OR TORT LAW THEORY, INCLUDING BUT NOT LIMITED TO DAMAGES ASSESSED FOR PRIVATE OR PUBLIC NUISANCE OR FOR THE CONDUCTING OF AN ABNORMALLY DANGEROUS ACTIVITY ON OR NEAR THE PROPERTY; AND (L) ANY MISREPRESENTATION OR INACCURACY IN ANY REPRESENTATION OR WARRANTY OR MATERIAL BREACH OR FAILURE TO PERFORM ANY COVENANTS OR OTHER OBLIGATIONS PURSUANT TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE MORTGAGE.

2. **<u>Duty to Defend and Attorneys and Other Fees and Expenses</u>**. Upon written request by any Indemnified Party, Indemnitor shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of such Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, provided that no compromise or settlement shall be entered without Indemnitor's consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of

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attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

3. **Definitions**. Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. As used in this Agreement, the following terms shall have the following meanings:

The term "**Investors**" means collectively, any purchaser, transferee, assignee, servicer, participant or investor of or in the Loan or the Securities.

The term "**Legal Action**" means any claim, suit or proceeding, whether administrative or judicial in nature.

The term "**Losses**" includes any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, reasonable attorneys' fees, engineers' fees, environmental consultants' fees, and investigation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

4. **Unimpaired Liability**. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Mortgage or any other Loan Document to or with Indemnitee by Indemnitor or any Person who succeeds Indemnitor or any Person as owner of the Property. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Property, (iii) except as provided herein, any exculpatory provision in the Note, the Loan Agreement, the Mortgage, or any of the other Loan Documents limiting Indemnitee's recourse to the Property or to any other security for the Note, or limiting Indemnitee's rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents or herein, (v) the release of Indemnitor or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the other Loan Documents by operation of law, Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Loan, or (vii) Indemnitee's failure to record the Mortgage or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

5. **Enforcement**. The Indemnified Parties may enforce the obligations of Indemnitor without first resorting to or exhausting any security or collateral or without first

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having recourse to the Note, the Loan Agreement, the Mortgage, or any other Loan Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing, or exercising any power of sale under, the Mortgage, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the Debt, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the Debt, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred for the Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Loan Agreement, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Loan Agreement; Indemnitor is fully and personally liable for such obligations, and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

6. **Survival**. The obligations and liabilities of Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage. Notwithstanding the provisions of this Agreement to the contrary, the liabilities and obligations of Indemnitor hereunder shall not apply to the extent that Indemnitor can prove that such liabilities and obligations arose solely from Hazardous Substances that: (a) were not present on or a threat to the Property prior to the date that Indemnitee or its nominee acquired title to the Property, whether by foreclosure, exercise of power of sale or otherwise and (b) were not the result of any act or negligence of Indemnitor or any of Indemnitor's affiliates, agents or contractors.

7. **Interest**. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at the lesser of (a) the Default Rate or (b) the maximum interest rate which Indemnitor may by law pay or the Indemnified Parties may charge and collect, from the date payment was due, provided that the foregoing shall be subject to the provisions of Article 4 of the Note.

8. **Waivers**.

(a) Indemnitor hereby waives (i) any right or claim of right to cause a marshaling of Indemnitor's assets or to cause Indemnitee or the other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or the other Indemnified Parties; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or the other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and

(vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

(b) INDEMNITOR AND INDEMNITEE HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THE MORTGAGE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTIES IN CONNECTION THEREWITH.

9. **Subrogation**. Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such Person responsible for the presence of any Hazardous Substances at, in, on, under or near the Property or otherwise obligated by law to bear the cost. The Indemnified Parties shall be and hereby are subrogated to all of Indemnitor's rights now or hereafter in such claims.

10. **Indemnitor's Representations and Warranties**. Indemnitor represents and warrants that:

(a) if Indemnitor is a corporation, a limited liability company, a statutory trust or partnership, it has the full corporate/ limited liability company/ partnership/ trust power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite corporate/ limited liability company/ partnership/ trust action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

(b) if Indemnitor is a corporation, a limited liability company, a statutory trust or a partnership, its execution of, and compliance with, this Agreement is in the ordinary course of business of Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership, operating or trust agreement, or other governing instrument of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Indemnitor or the Property is subject;

(c) to the best of Indemnitor's knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability

on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

(d) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e) to the best of Indemnitor's knowledge, no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

(f) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.

11. **No Waiver**. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

12. **Notice of Legal Actions**. Each party hereto shall, within five (5) business days of receipt thereof, give written notice to the other party hereto of (i) any notice, advice or other communication from any Governmental Authority or any source whatsoever with respect to Hazardous Substances on, from or affecting the Property, and (ii) any legal action brought against such party or related to the Property, with respect to which Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section 15 hereof.

13. **Examination of Books and Records**. The Indemnified Parties and their accountants shall have the right to examine the records, books, management and other papers of Indemnitor which reflect upon its financial condition, at the Property or at the office regularly maintained by Indemnitor where the books and records are located. The Indemnified Parties and their accountants shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, the Indemnified Parties and their accountants shall have the right to examine and audit the books and records of Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at the office of Indemnitor where the books and records are located.

14. **Taxes**. Indemnitor has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Indemnitor has no knowledge of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

15. **Notices**. All notices or other written communications hereunder shall be made in accordance with Section 27 of the Consent Agreement. Notices to Indemnitor shall be addressed as follows:

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Borrower:	IREIT Jacksonville Richlands, L.L.C. c/o Inland Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Chief Financial Officer Facsimile No.: (630) 586-6590
with a copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: General Counsel Facsimile No.: (630) 218-4900
Inland:	Inland Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Chief Financial Officer Facsimile No.: (630) 586-6590
with a copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: General Counsel Facsimile No.: (630) 218-4900

16. **Duplicate Originals; Counterparts**. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

17. **No Oral Change**. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

18. **Headings, Etc**. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

19. **Number and Gender/Successors and Assigns**. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "**Indemnitor**" shall be deemed to refer to each and every Person comprising an Indemnitor from time to time, as the sense of a particular provision

may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned except with the written consent of Indemnitee. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever.

20. **Release of Liability**. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

21. **Rights Cumulative**. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Mortgage, the Loan Agreement or the other Loan Documents or would otherwise have at law or in equity.

22. **Inapplicable Provisions**. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

23. **Governing Law**.

(a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY INDEMNITOR AND ACCEPTED BY INDEMNITEE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNITOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN

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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST INDEMNITEE OR INDEMNITOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT INDEMNITEE'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND INDEMNITOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT:

C T Corporation System
111 8th Avenue
New York, New York 10011

AS ITS AUTHORIZED AGENT TO RECEIVE ON ITS BEHALF AND FORWARD TO IT ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO INDEMNITOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. INDEMNITOR (I) SHALL GIVE PROMPT NOTICE TO INDEMNITEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (H) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

24. **Miscellaneous**.

(a) Wherever pursuant to this Agreement (i) Indemnitee exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Indemnitee, or (iii) any other decision or determination is to be made by Indemnitee, the decision of Indemnitee to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Indemnitee, shall be in the sole and absolute discretion of Indemnitee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b) Wherever pursuant to this Agreement it is provided that Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and

disbursements of Indemnitee, whether retained firms, the reimbursements for the expenses of the in-house staff or otherwise.

(c) If Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

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IN WITNESS WHEREOF, this Agreement has been executed by Borrower and Inland and is effective as of the day and year first above written.

BORROWER:

IREIT JACKSONVILLE RICHLANDS, L.L.C.,
a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, sole member

By: ____________________
Name: David Z. Lichterman
Title: Vice President, Treasurer & CAO

INLAND:

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: ____________________
Name: David Z. Lichterman
Title: Vice President, Treasurer & CAO